EXHIBIT 10.25

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT (this "AGREEMENT") is entered into as of November 3, 2004, by and between eLinear, Inc., a Delaware corporation ("BUYER"), and RadioShack Corporation, a Delaware corporation (the "SELLER"), the sole shareholder of TanSeco Systems, Inc. a Delaware corporation ("TARGET").

                                 R E C I T A L S
                                 - - - - - - - -

A. Seller owns all of the issued and outstanding shares of capital stock of Target (collectively, the "TARGET STOCK"), consisting in the aggregate of 1,000 shares of common stock, $1.00 par value, of Target; and

B. Seller desires to sell the Target Stock to the Buyer, and Buyer desires to purchase the Target Stock, for the consideration and upon the terms and subject to the conditions set forth herein (the "Acquisition").

                                A G R E E M E N T
                                -----------------

     Based on the recitals set forth above and the promises contained herein, the parties agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS
                                   -----------

     Terms defined in this Article and used in this Agreement shall have the respective meanings hereinafter specified.

     "1933 ACT" means the Securities Act of 1933, as amended.

     "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     "AFFILIATE" means, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

     "LIEN" means any mortgage, deed of trust, lien, pledge, adverse claim, charge, security interest or encumbrance of any nature whatsoever upon or relating to either real or personal property, but shall exclude ordinary utility and other similar easements of record that do not materially interfere with the use of real property.

     "PERSON" means any individual, partnership, joint venture, limited liability company, corporation, trust, judicial body, unincorporated organization, entity or governmental authority, or any department, agency, or political subdivision thereof.

     "TAXES" mean any and all federal, state, local, provincial, foreign and other taxes, levies, fees, imposts, duties and charges of whatever kind (including any interest, penalties or additions to the tax imposed in connection therewith or with respect thereto), whether or not imposed on Target, including, without limitation, taxes imposed on, or measured by, income, franchise, profits or gross receipts, and also ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, employment, social security, unemployment compensation, information reporting and excise taxes.

     "TAX RETURN" means any returns, reports, information statements and other documentation (including any additional or supporting material) filed or maintained, or required to be filed or maintained, in connection with the calculation, determination, assessment or collection of any Tax and shall include any amended returns required as a result of examination adjustments made by the Internal Revenue Service or other tax authority.


                                    ARTICLE 2

                      PURCHASE AND SALE OF THE TARGET STOCK
                      -------------------------------------

     2.1     Purchase  and  Sale of the Target Stock. Upon the terms and subject
             ---------------------------------------
to the conditions contained herein, and on the basis of the representations, warranties and agreements set forth herein, Seller shall sell, convey, transfer, assign and deliver to Buyer the Target Stock for a purchase price of $750,000 (the "PURCHASE PRICE"). At the Closing, as consideration for the purchase and sale of the Target Stock, Buyer shall pay the Purchase Price to the Seller in immediately available funds.


                                    ARTICLE 3

                                     CLOSING
                                     -------

     3.1     Closing.  The  consummation of the transactions provided for herein
             -------
(the "CLOSING") shall take place at the offices of Seller located at 100 Throckmorton Street, Suite 1800, Fort Worth, Texas 76102 concurrently with the execution of this Agreement. The time and date of the Closing are referred to herein as the "CLOSING DATE."

     3.2     Seller's  Deliveries  at  Closing.  At  the  Closing,  Seller shall
             ---------------------------------
deliver, or cause to be delivered, to Buyer the following items:

          (a)     Stock  Certificate.  Seller  shall  deliver the certificate(s)
                  ------------------
representing the Target Stock, duly endorsed in blank or accompanied by stock powers duly executed in blank, and with any required transfer stamps, acquired at Seller's expense, affixed.

          (b)     Good  Standing  Certificate.  A  Certificate, dated within ten
                  ---------------------------
(10) business days prior to the Closing Date, from the appropriate Person in the State of Delaware evidencing that Target is existing as a corporation and in good standing under the laws of the State of Delaware.

          (c)     Related  Agreements.  Duly executed copies of (i) a Transition
                  -------------------
Agreement between Seller and Target providing for the temporary provision of certain transition services by Seller to Target (the "TRANSITION AGREEMENT"), in the form attached hereto as Exhibit A; and (ii) the Service Agreement providing
                             ---------
for Target to provide certain services to the Seller (the "SERVICE AGREEMENT"), in the form attached hereto as Exhibit B. The Transition Agreement and the
                                    ---------
Service  Agreement  are  referred  to  collectively  herein  as  the  "RELATED
AGREEMENTS."

          (d)     Transfer  Agreements.  Duly  executed  copies of (i) a bill of
                  --------------------
sale providing the transfer of assets, including certain telephone numbers utilized by Target (the "TELEPHONE NUMBERS"), from Seller to Target ("BILL OF SALE") in the form attached hereto as Exhibit C; and (ii) an Assignment and
                                          ---------
Assumption Agreement providing for the assignment by Seller to Target of certain of its contracts in the name of Tandy Security Systems with respect to Target's operations ("ASSIGNMENT AND ASSUMPTION AGREEMENT") in the form attached hereto as Exhibit D.
    ---------

          (e)     Resignations.  Duly  executed  resignations,  dated  as of the
                  -------------
Closing Date, of the directors and officers of Target (if required by Buyer).

          (f)     Termination  Agreement.  A duly executed copy of a Termination
                  ----------------------
Agreement, between Seller and Target, effective immediately prior to Closing, terminating that certain Administrative and Operational Services Agreement between Seller and the Company.

          (g)     Other.  Such  other instruments, documents or information that
                  -----
Buyer reasonably requests in connection herewith and the transactions contemplated hereby, in customary form and substance.

     3.3     Buyer's  Deliveries  and  Obligations  at Closing.  At the Closing,
             -------------------------------------------------
Buyer  shall  deliver  the  following  items  to  Seller:

          (a)     Purchase  Price.  Payment  of  the  Purchase  Price by wire or
                  ---------------
electronic transfer in immediately available funds to such account as shall be specified by the Seller.

          (b)     Agreements.  Duly  executed  copy of the Service Agreement and
                  ----------
the  Assignment  and  Assumption  Agreement.

          (c)     Other.  Such  other instruments, documents or information that
                  -----
Seller reasonably requests in connection herewith and the transactions contemplated hereby, in customary form and substance.

     3.4     Employees.     Seller  shall terminate, effective as of the date of
             ---------
this  Agreement,  the  employment of each of the employees set forth on Schedule
                                                                        --------
3.4  of  this  Agreement  (the  "TRANSFERRED  EMPLOYEES").  Buyer shall offer to
---
employ (or cause Target to offer to employ) each of the Transferred Employees at a base salary or hourly rate not less than the base salary or hourly rate then applicable to such Transferred Employee. Seller shall pay each Transferred Employee his or her accrued but unpaid vacation as of the termination date.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER
                     ---------------------------------------

     To induce Seller to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby, Buyer, as of the date hereof, makes to Seller the representations and warranties set forth in this Article.

     4.1     Organization  and  Good  Standing.  Buyer  (i)  is  a  corporation
             ---------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite power and authority now to own and operate its properties and to carry on its business as now conducted, and (iii) is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and the failure to so qualify would not have a material adverse effect on Buyer, as applicable.

     4.2     Power  and  Authority;  Validity and Authorization.  Buyer has full
             --------------------------------------------------
requisite power and authority to execute, deliver and perform this Agreement and the Related Agreements and the other instruments called for by this Agreement to which Buyer is a party. This Agreement and the Related Agreements have been duly executed and delivered by Buyer and constitute the legal, valid and binding obligations of Buyer, enforceable against Buyer in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     4.3     No  Conflict.  The  execution,  delivery  and  performance  of this
             ------------
Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not result in (i) any violation of the terms of and will not contravene or conflict with the Certificate of Incorporation or Bylaws of Buyer, (ii) any violation of any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which Buyer is subject, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract lease sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

     4.4     No  Brokers Fees; No Commissions.  All negotiations relative hereto
             --------------------------------
and the transactions contemplated hereby have been carried on by Buyer directly with Seller without any act by Buyer that would give rise to any claim against Seller or its Affiliates for a brokerage commission, finder's fee or other similar payment.

     4.5      Compliance with Laws; Permits.  Buyer is not, and has at all times
              -----------------------------
since January 1, 2004 not been, in violation of any applicable statute, rule, regulation, order, judgment, writ, decree or restriction in respect of the conduct of its business or the ownership of its properties which violation could materially and adversely affect the current business, assets, liabilities, financial condition or operations of Buyer. Other than those of a routine or minor nature, the absence of which would not have a material adverse effect on Buyer, Buyer has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it.

     4.6     Purchase  of  Target  Stock  Entirely  for  Investment.  Buyer  is
             ------------------------------------------------------
acquiring the Target Stock for investment purposes, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act Buyer has no present intention of selling, granting any participation in, or otherwise distributing the shares of the Target Stock otherwise than pursuant to an effective registration statement under the 1933 Act or in a transaction exempt from the registration requirements under the 1933 Act and applicable state securities laws. Buyer does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the shares of the Target Stock. Buyer is an "accredited investor," as such term is defined in Rule 501(a) promulgated under the 1933 Act.

     4.7     Buyer  Receipt  of  Information.  Buyer  has  received  all  the
             -------------------------------
information it has requested from Target, Seller and other Persons and has received all the information that it considers necessary or appropriate for deciding whether to consummate the transactions described herein and to accept the shares of Target Stock. Buyer has had an opportunity to ask questions of and to receive answers from Target, Seller and other Persons regarding the terms and conditions of the sale of the Target Stock and the business properties, prospects and financial condition of Target and to obtain additional information (to the extent Target, Seller and other Persons possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Buyer or to which Buyer had access.


                                    ARTICLE 5

                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     To induce Buyer to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby, Seller, as of the date hereof, makes to Buyer the representations and warranties set forth in this Article (each such representation and warranty being qualified in its entirety by the disclosures, if any, set forth on the appropriately identified
Schedule  to  this  Agreement).

     5.1     Organization  and  Good  Standing.  Seller  (a)  is  a  corporation
             ---------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, (b) has all requisite power and authority to own and operate its properties and to carry on its business as now conducted, and (c) is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and the failure to so qualify would not have a material adverse effect on Target.

     5.2     Power  and  Authority; Validity and Authorization.  Seller has full
             -------------------------------------------------
requisite power and authority to execute, deliver and perform this Agreement, the Related Agreements and the other instruments called for by this Agreement to which Seller is a party. This Agreement and the Related Agreements have been duly executed and delivered by Seller and constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting enforcement of creditors' rights generally and by general principles of equity (whether applied in a proceeding at law or in equity).

     5.3     No  Conflict.  The  execution,  delivery  and  performance  of this
             ------------
Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not result in (i) any violation of the terms of and will not contravene or conflict with the Certificate of Incorporation or Bylaws of Seller, (ii) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which Seller is subject, or
(iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract lease sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject.

     5.4     No  Brokers Fees; No Commissions.  All negotiations relative hereto
             --------------------------------
and the transactions contemplated hereby have been carried on by Seller directly with Buyer without any act by Seller that would give rise to any claim against Buyer or its Affiliates for a brokerage commission, finder's fee or other similar payment.

     5.5      Compliance  with  Laws;  Permits.  Seller  is  not, and has at all
              --------------------------------
times since January 1, 2004 not been, in violation of any applicable statute, rule, regulation, order, judgment, writ, decree or restriction in respect of the conduct of its business or the ownership of its properties which violation could materially and adversely affect the sale of Target to Buyer as contemplated by this Agreement.

                                    ARTICLE 6

           REPRESENTATIONS AND WARRANTIES OF SELLER CONCERNING TARGET
           ----------------------------------------------------------

     To induce Buyer to enter into this Agreement and the Related Agreements and to consummate the transactions contemplated hereby and thereby, Seller, as of the date hereof, makes to Buyer the representations and warranties set forth in this Article (each such representation and warranty being qualified in its entirety by the disclosures, if any, set forth on the appropriately identified
Schedule  to  this  Agreement).

     6.1     Organization  and  Good  Standing.  Target  (a)  is  a  corporation
             ---------------------------------
organized, validly existing and in good standing under the laws of the State of Delaware, (b) does not have any subsidiaries, (c) has all requisite power and authority to own and operate its properties and to carry on its business as now conducted, and (d) is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary and the failure to so qualify would not have a material adverse effect on Target. Seller has furnished Buyer with complete copies of Target's Certificate of Incorporation and Bylaws, as currently in effect. The minute books containing the records of meetings of the stockholders, the board of directors, and any committees of the board of directors, the stock certificate books, and the stock record books of the Target are correct and complete. The Target is not in default under or in violation of any provision of its Certificate of Incorporation and Bylaws.

     6.2     No  Conflict.  Except  as  otherwise  provided on Schedule 6.2, the
             ------------                                      ------------
execution, delivery and performance of this Agreement and the Related Agreements, and the consummation of the transactions contemplated hereby and thereby will not result in (i) any violation of the terms of and will not contravene or conflict with the Certificate of Incorporation or Bylaws of Target, (ii) violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge, or other restriction of any government, governmental agency or court to which Target is subject, or (iii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract lease sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which the Target is a party or by which it is bound or to which any of its assets is subject. Target does not need to provide any notice, to make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order of the Buyer and Seller to consummate the transactions contemplated by this Agreement.

     6.3     Capitalization.  As of the date of execution of this Agreement, the
             --------------
authorized capital stock of Target consists of 1,000 shares of common stock, $1.00 par value, and no shares of preferred stock. As of the date hereof, there are issued and outstanding 1,000 shares of Target's common stock. No other shares of capital stock of Target are authorized, issued and outstanding. On the date hereof, Seller owns all of the issued and outstanding shares of capital stock of Target free and clear of any Lien and is the record and beneficial owner of such shares. All of the issued and outstanding shares of capital stock of Target have been validly issued and are fully paid and non-assessable. There are no outstanding securities, rights, options, warrants, calls, commitments, plans, conversion rights, contracts, pledges or other agreements of any character for the purchase, acquisition, disposition, issuance or transfer from Target or Seller of any shares of Target's capital stock, nor are there any outstanding securities granted or issued by Target that are convertible into or exchangeable for any shares of the capital stock of Target, and none are authorized. Neither Target nor Seller is a party or subject to any agreement or understanding, and there is no agreement or understanding between any Persons or entities, which affects or relates to the acquisition, voting or giving of written consents with respect to any securities of Target or by a director of Target. All presently exercisable voting rights in Target are vested exclusively in its outstanding shares of common stock, each share of which is entitled to one vote on every matter to come before Target's sole shareholder.

     6.4     Agreements.
             ----------

          (a) Seller has furnished or otherwise made available to Buyer all of Target's written agreements for the installation, service, repair, monitoring, and/or inspection of security, closed circuit television, and fire systems by Seller (the "Security and Installation Agreements").

          (b)     Except  the Security and Installation Agreements, Schedule 6.4
                                                                    ------------
to this Agreement lists the following contracts, agreements, and other written arrangements to which the Target is a party:

          (i) (1) any employment, consulting, director or advisory board member agreement, contract or commitment with any officer, advisory board member or director or higher level employee or member of Target's Board of Directors, other than those that are terminable by Target or any of its subsidiaries on no more than thirty (30) days' notice without liability or financial obligation to Target, (2) any such agreement, contract or commitment with any employee, consultant, director, advisory board member, or other person that will result in any obligation of Target to make any payments as a result of the transactions contemplated hereby, (3) any agreement with any employee, consultant, director, or advisory board member of Target pursuant to which Target has loaned or is obligated to loan any money thereto or (4) any agreement or arrangement providing for severance or termination pay;

          (ii) any agreement of indemnification of officers, directors or employees of Target, except as provided for in Target's Certificate of Incorporation or Bylaws, or any guaranty of third party indebtedness or of obligations of officers, directors, employees or agents of Target;

          (iii) any agreement, contract or commitment containing any covenant limiting in any respect the right of Target to engage in any line of business in any geographic area or to compete with any person or granting to any person any interest in Target's distribution rights;

          (iv) any agreement, contract or commitment currently in force relating to the disposition or acquisition by Target after the date of this Agreement of a material amount of assets not in the ordinary course of business or pursuant to which Target has any material ownership interest in any corporation, partnership, joint venture or other business enterprise;

          (v) any agreement, contract or commitment containing exclusivity provisions pursuant to which Company has agreed not to purchase the goods or services of, or enter into a commercial relationship with, another person;

          (vi) any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments relating to the borrowing of money or extension of credit;

          (vii)     any  settlement  agreement  relating  to  any claim or suit;

          (viii) any real property lease covering more than 5,000 square feet; or

          (ix) any other agreement, lease, contract or commitment that involves remaining obligations of Target of $10,000 or more individually.

Seller has delivered to Buyer a correct and complete copy of each agreement listed on Schedule 6.4 of this Agreement. Except as otherwise disclosed on
            -------------
Schedule  6.4 of this  Agreement,  there exists no material breach or default by
-------------
Target or, to the knowledge of Seller, any of the other parties thereto, or any event which, with notice or lapse of time or both, would constitute a material breach or default by Target or, to the knowledge of Seller, any of the other parties thereto. Seller has not received any notice that any material customer of Target intends to cease dealing with or to otherwise materially reduce its business with Target.

          (c) Since January 1, 2004, Target has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock; (ii) incurred any indebtedness for money borrowed (other than with respect to indebtedness and other obligations incurred in intra-company transactions, in the ordinary course of business or as otherwise disclosed by Seller to Buyer); (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses; or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its services, inventory, equipment or similar property in the ordinary course of business.

     6.5     Financial  Statements.  Seller  has  delivered to Buyer the balance
             ---------------------
sheets and related statements of income of Target for year ended December 31, 2003. Such financial statements complied as to form in all material respects with applicable accounting requirements as of their respective dates, and were prepared in accordance with U.S. generally accepted accounting principles
("GAAP") applied on a basis consistent throughout the periods indicated and consistent with one another. Such financial statements fairly present the financial condition and the results of operations of Target as at the respective dates of and for the periods referred to in such financial statements (subject to normal, recurring year-end adjustments not material in amount). There has been no change in the accounting policies of Target since January 1, 2004, except as required by GAAP. No financial statements of any Person other than Target are required by GAAP to be included in such financial statements.

     6.6     Undisclosed  Liabilities.  Except  as  described in Schedule 6.6 to
             ------------------------                            ------------
this Agreement, Target has no liabilities or obligations of any nature other than liabilities or obligations reflected or reserved against in the balance sheets of Target and current liabilities incurred in the ordinary course of Target's business since the respective date of such balance sheet.

     6.7     Changes.  Since  January  1, 2004, Target has conducted business in
             -------
the ordinary course consistent with past practice, and further excepted as contemplated herein, there has not been:

          (a) Any change in the assets, liabilities, financial condition or operations of Target from that reflected in its financial statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition or operations of Target.

          (b) Other than pursuant to this Agreement or the transactions contemplated hereby, any resignation or termination of any key officers of Target, and, to Target's or Seller's actual knowledge, any impending resignation or termination of employment of any such officer.

          (c) Any material adverse change, except in the ordinary course of business, in the contingent obligations of Target by way of guaranty, endorsement, indemnity, warranty or otherwise or any development that has had or may lead to any such material adverse change.

          (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of Target.

          (e) Any material change in any compensation arrangement or agreement with any employee, officer or director, except in the ordinary course of business consistent with past practice.

          (f)     Any  labor  organization  activity.

          (g) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets.

     6.8     Title  to  Properties  and  Assets; Liens, etc. Target has good and
             -----------------------------------------------
marketable title to its properties and assets including the properties and assets reflected in its financial statements and the assets transferred pursuant to the Bill of Sale, and good title to its leasehold estates, in each case subject to no Lien, other than (a) those resulting from taxes which have not yet become delinquent, (b) minor Liens and encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of Target, and (c) those that have otherwise arisen in the ordinary course of business.

     6.9     Patents  and  Trademarks;  Ownership  of  Software  Rights.
             ----------------------------------------------------------

          (a)     Schedule  6.9  to  this  Agreement  sets  forth  all  patents,
                  -------------
trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights and processes owned by Target or to which Target has the legal rights to use, necessary for its business as now conducted without any infringement of the rights of others.

          (b) There are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is Target bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other Person other than:
(i) such licenses or agreements arising from the purchase of "off the shelf" or standard products; (ii) license agreement(s) with Seller and (iii) agreements with customers.

          (c) Neither Target nor Seller has received any communications alleging that Target has violated any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other Person.

          (d) Notwithstanding anything in this Agreement to the contrary, Buyer acknowledges that, from and after the date hereof, it shall have no rights in or to use the tradenames "RadioShack", "Tandy Security Systems" or any other trademarks or service marks owned by Seller or its Affiliates.

     6.10     Litigation;  Claims.  Except as described in Schedule 6.10 to this
              -------------------                          -------------
Agreement, there is no action, suit, proceeding or investigation pending or, to the actual knowledge of Target or Seller, currently threatened against Target that seeks to enjoin the execution and delivery of this Agreement or any of the Related Agreements or the right of Target or Seller to consummate the transaction contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the financial condition of Target.

     6.11     Compliance  with  Laws; Permits.  Target is not, and has not been,
              -------------------------------
in violation of any applicable statute, rule, regulation, order, judgment, writ, decree or restriction in respect of the conduct of its business or the ownership of its properties which violation could materially and adversely affect the current business, assets, liabilities, financial condition or operations of Target. Other than those of a routine or minor nature, the absence of which would not have a material adverse effect on Target, Target has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it.

     6.12     Tax  Matters.
              ------------

          (a) Target has filed all necessary or appropriate federal, state, local, and foreign tax returns and reports and all taxes, fees, assessments, and governmental charges of a material nature which are due and payable have been paid, except those being contested in good faith or for which an adequate reserve has been set aside, and there is no material tax deficiency which as been, or to the current actual knowledge of Target, might be asserted against Target which would materially affect the business or operations of Target. Target has made all required deposits for the taxes applicable to the current tax year.

          (b) Seller is the common parent of an affiliated group of corporations (within the meaning of Section 1504(a) of the Internal Revenue Code of 1986, as amended (the "CODE")) eligible to file consolidated federal income tax returns, of which Target is a member. With respect to the taxable year ending on the Closing Date, the Seller will include Target in its consolidated federal income tax return as members of the affiliated group of which Seller is the common parent.

     6.13     Environmental  Matters.  Target is in material compliance with all
              ----------------------
applicable environmental laws and has not received any written communication from any Person that alleges that it is not in compliance with any applicable environmental laws. There are no environmental claims pending or, to the current actual knowledge of Target or Seller, overtly threatened, against Target or any real property that is now or has been previously leased or owned by Target. Target does not currently own any real property.

     6.14     Inventories.     The inventories of the Target consist of supplies
              -----------
all of which are merchantable and fit for the purpose for which it was procured or manufactured, and none of which is damaged, or defective.

     6.15     Insurance.     Schedule  6.15  of  this  Agreement  sets  forth  a
              ---------      --------------
complete and accurate list and description of all insurance policies in force naming Target or any of its employees as an insured or beneficiary or as a loss payable payee or for which Target has paid or is obligate to pay all or part of the premiums. Target has not received notice of any pending or threatened termination or retroactive premium increase with respect thereto, and Target is in compliance in all material respects with all conditions contained therein. There are no pending material claims against such insurance by Target as to which insurers have denied liability, no defenses provided by insurers under reservation of rights, and no material claim under such insurance that has not been properly filed by Target.

     6.16     Labor  Matters.     There  are no controversies pending or, to the
              --------------
knowledge of Target or Seller, threatened, between Target and its employees. As of the date of this Agreement, Target is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Target, nor does Target or Seller know of any activities or proceedings of any labor union to organize any such employees. As of the date of this Agreement, neither Seller nor Target has any knowledge of any strikes, slowdowns, work stoppages or lockouts, or threats thereof, by or with respect to any employees of Target.

     6.17     Employee  Benefit  Plans.
              ------------------------

          (a) Target does not contribute to, any pension, profit-sharing, option, other incentive plan, or other Employee Benefit Plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974), or has any obligation to or customary arrangement with employees for bonuses, incentive compensation, vacations, severance pay, insurance, or other benefits, other than any rights of employees that may exist under the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended ("COBRA").

          (b) Target is in compliance in all material respects with all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

          (c) Other than any rights of employees that may exist under COBRA, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or Target employee under any agreement or otherwise, (ii) increase any benefits otherwise payable under any agreement, or
(iii) result in the acceleration of the time of payment or vesting of any such benefits.


                                    ARTICLE 7

          INDEMNIFICATION; LIMITED SURVIVAL AND LIMITATION OF REMEDIES
          ------------------------------------------------------------

     7.1     Seller  Indemnification.  Seller  agrees  to  defend, indemnify and
             -----------------------
hold harmless Buyer against, and to reimburse Buyer for, all claims, losses, damages and liabilities, including legal and other expenses reasonably incurred in investigating or defending against the same (collectively, "LOSSES"), arising out of any breach of any representation and warranty or agreement made by Seller herein. Further, Seller agrees to defend, indemnify and hold harmless Buyer against, and to reimburse Buyer for, all Losses arising out of any negligence of Target, Seller or Seller's Affiliates, their respective employees, agents, or subcontractors which occurred prior to the Closing Date, in the performance of the services provided for in the Installation and Services Agreements, and any such Losses relating to such negligence shall not apply to any indemnity payment under Section 7.5(c) and shall not be applied toward the $75,000 limitation contained in Section 7.5(c).

     7.2     Buyer  Indemnification.  Buyer agrees to defend, indemnify and hold
             ----------------------
harmless Seller against, and to reimburse Seller for, all Losses, arising out of any breach of any representation and warranty or agreement made by Buyer herein.

     7.3     Indemnification  Procedure.  In  case any proceeding (including any
             --------------------------
governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 7, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing. In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (a) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (b) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

     7.4     Third  Party  Claims. In the event indemnification arises hereunder
             --------------------
as a result of a third party claim against the indemnified party, no indemnification shall be required pursuant to this Article 7 until such time as the indemnifying party shall have been finally adjudicated or otherwise bound, including on account of a settlement to which it is a party, to be liable hereunder to such third party.

     7.5     Limited  Survival  of  Representations  and  Warranties and Certain
             -------------------------------------------------------------------
Covenants; Limitation of Liability; Limitation of Remedies.
----------------------------------------------------------

          (a)     Except as otherwise specifically provided in Section 8.2(a) or
Section 9.14, notwithstanding any term or provision of this Agreement to the contrary, and notwithstanding any applicable statute of limitations, the enforceability of any claim (other than any claim regarding the purchase price payment owing from Buyer to Seller for the transfer of the Target Stock from Seller to Buyer) relating to the alleged breach of the covenants, representations and warranties made as of the Closing Date and the enforceability of any claim relating to their alleged breach shall terminate on the first (1st ) anniversary of the date hereof. No action can be brought with respect to any breach of any covenants, representations or warranties on the part of Buyer or the Seller under this Agreement unless a written notice specifying the breach of the representation, warranty or covenant forming the basis of such claim has been delivered to the party alleged to have breached such representation, warranty or covenant prior to the termination date of the enforceability of any claim relating to the alleged breach of such representation, warranty or covenant and any claim relating to their breach as described above.

          (b)     Except  with respect to a breach of the covenants contained in
Section  9.14,  Buyer  shall  not  be  liable  for Losses or other amounts under
Article 7 unless and until the aggregate amount of Losses and other amounts for which Buyer would, but for the provision of this Section 7.5(b), be liable under
Article 7 exceeds on a cumulative basis $5,000, in which case Buyer shall only be liable for Losses that exceed $5,000, and then for the amount of the Losses or other amounts up to a maximum of $75,000.

          (c)     Except  with respect to a breach of the covenants contained in
Section  9.14,  Seller  shall  not  be  liable for Losses or other amounts under
Article 7 unless and until the aggregate amount of Losses and other amounts for which Seller would, but for the provision of this Section 7.5(c), be liable under Article 7 exceeds on a cumulative basis $5,000, in which case Seller shall only be liable (i) for Losses that exceed $5,000, and then for the full amount of the Losses or other amounts up to a maximum of $75,000.

          (d) Each of Buyer and Seller hereby agrees that subsections (a) and (b) above shall not apply in any manner to limit or reduce the obligation of Buyer to make any purchase price payment to Seller.

          (e) Except with respect to claims based upon fraud, the sole remedies for damages for breach of any representation, warranty or covenant contained in this Agreement shall be indemnification pursuant to this Article 7,
Section  8.2(a)  and  Section  9.14.

     7.6     Limitations  on  Claims.  Notwithstanding  anything  contained
             ------------------------
elsewhere in Article 7, to the extent Buyer or Target suffers Losses for which there are any insurance proceeds available (in the reasonable judgment of Buyer) to Buyer or Target, and Buyer has the right to indemnification hereunder as a result of such Losses, then Buyer may seek indemnification from Seller for such Losses only to the extent such damages exceed the insurance proceeds available in connection with such Losses.

                                    ARTICLE 8

                                   TAX MATTERS
                                   -----------

     8.1.     Section  338(h)(10)  Election.
              -----------------------------

          (a) With respect to the sale of the Target Stock, the Seller and the Buyer shall jointly make a Section 338(h)(10) Election (as defined below) in accordance with applicable laws and under any comparable provision of state, local or foreign law for which a separate election is permissible and as set forth herein. The Buyer and the Seller shall cooperate in good faith with each other in the preparation and timely filing of any Tax Returns required to be filed in connection with the making of such an election, including the exchange of information and the joint preparation and filing of IRS Form 8023 and related schedules. The Buyer and the Seller shall report the sale of the Target Stock consistent with such elections and shall take no position contrary thereto unless required to do so by applicable tax law pursuant to a determination as defined in Section 1313(a) of the Code.

          (b) The Seller shall be responsible for the preparation and filing of all Section 338 Forms (as defined below) in accordance with applicable tax laws and the terms of this Agreement and shall deliver such Section 338 Forms to the Buyer within 30 business days following the Seller's receipt of the Valuation (as defined below), if any. The Buyer shall provide the Seller with any information within the possession of the Buyer that is needed to complete the Section 338 Forms.

          (c) Seller shall provide Buyer with a draft in substantially final form of the portion of Seller's consolidated federal income tax return that relates to Target for the taxable period that includes the Closing Date no later than the later of (i) sixty (60) calendar days after Seller's receipt of the Valuation (as defined below) or (ii) sixty (60) calendar days after Buyer's receipt of the final balance sheet for Target for the month ending on or immediately prior to the Closing Date. The Purchase Price, liabilities of Target and other relevant items shall be allocated in accordance with Section 338(b)(5) of the Code and the Treasury Regulations thereunder. The Buyer shall, at its option, determine the fair market value of the assets of Target (the "VALUATION"). The Buyer shall be under no obligation to have the Valuation prepared by an independent appraiser. The Valuation will be provided to the Seller within 120 days after the Closing Date. The Seller shall have ten (10) business days after receipt of the Valuation to object to any fair market value set forth therein. Thereafter, the parties shall negotiate in good faith to agree on a final valuation. All values contained in the Valuation shall be used by each party in preparing the forms referred to in Section 8.1(b) above and all other relevant Tax Returns.

          (d) Notwithstanding any other provision of this Agreement to the contrary, Seller agrees that any income and gain or loss recognized as a result of, and in accordance with, the making of the Section 338(h)(10) Election will be included in the consolidated federal income tax return of Seller's consolidated group and any resulting tax liability will be paid by Seller, as the common parent of Seller's consolidated group.

          (e) "SECTION 338 FORMS" means all returns, documents, statements, and other forms that are required to be submitted to any federal, state, county or other local tax authority in connection with an election under Section 338(g) and Section 338(h)(10) of the Code. Section 338 Forms shall include, without limitation, any "statement of Section 338 election" and IRS Form 8023 (together with any schedules or attachments thereto) that are required pursuant to Treas. Regs. Section 1.338-1 or Treas. Regs. Section 1.338(h)(10)-1 or any successor provisions.

          (f)     "SECTION  338(H)(10)  ELECTION" means an election described in
Section 338(h)(10) of the Code with respect to the Buyer's acquisition of Target pursuant to this Agreement. Section 338(h)(10) Election shall include any corresponding election under state or local law pursuant to which a separate election is permissible with respect to the sale of Target Stock pursuant to this Agreement.

     8.2.     Tax  Indemnity,  Tax  Refunds  and  Tax  Return  Filings.
              --------------------------------------------------------

          (a)     Tax  Indemnity.  Seller  shall indemnify the Buyer and Target,
                  --------------
and hold Buyer and Target harmless from, any Losses attributable to Pre-Closing Taxes. For purposes of this Agreement, "PRE-CLOSING TAXES" shall mean, except to the extent accrued as of the final balance sheet, (i) all liability for Taxes of Target for Pre-Closing Tax Periods; (ii) all liability resulting by reason of the several liability of Target pursuant to Treas. Regs. Section 1.1502-6 or any analogous state, local or foreign law or regulation or by reason of Target having been a member of any consolidated, combined or unitary group on or prior to the Closing Date; (iii) all liability for Taxes resulting by reason of Target ceasing to be a member of the affiliated group that includes Seller; and (iv) all liability for Taxes attributable to any failure to comply with any of the covenants or agreements of Seller or Target under this Agreement. The indemnity limitations contained in Section 7.5(c) shall not apply to any indemnity payment under this Article 8, and any amounts due under this Article 8 shall not be applied toward the $75,000 limitation contained in Section 7.5(c).
Notwithstanding any term or provision of this Agreement to the contrary, the enforceability of any claim for indemnification under this Article 8 with respect to any Pre-Closing Tax shall terminate ninety (90) days after the expiration of the applicable statute of limitations for such Pre-Closing Tax. For purposes of this Agreement, "PRE-CLOSING TAX PERIOD" shall mean any taxable period ending on or before the Closing Date and the portion ending on and including the Closing Date of any Straddle Period (as defined below).

          (b)     Tax  Refunds.  If Buyer and/or Target receives a refund of, or
                  ------------
a reduction in, Pre-Closing Taxes that results from a Change in a Pre-Closing Tax Period Tax Return, Buyer shall pay, or shall cause Target to pay, to Seller the amount of such refund or reduction in tax liability (together with interest, if any, received) within ten (10) days following the date the refund is received or the benefit of such reduction is realized. "CHANGE" shall mean any audit, amendment, determination or other change in a Tax Return which changes the amount of Taxes paid or payable by Target from the amount shown thereon to be due, or which changes the amount of taxable income or loss or the amount of tax credits (including, for example, increasing a net operating loss) included in such Tax Return.

          (c)     Procedures  Relating to Tax Claims.  If a claim is made by any
                  ----------------------------------
tax authority which, if successful, is likely to result in an indemnity payment to Buyer or any of its affiliates pursuant to this Section 8.2, Buyer shall notify Seller of such claim (a "TAX CLAIM"), stating the nature and basis of such claim and the amount thereof, to the extent known. Failure to give such notice shall not relieve Seller from any liability which it may have on account of this indemnification or otherwise, except to the extent that Seller is materially prejudiced thereby. Seller will have the right, at its option, upon timely notice to Buyer, to assume control of any defense of any Tax Claim (other than a Tax Claim relating solely to Taxes of Target for a Straddle Period) with its own counsel. Seller's right to control a Tax Claim will be limited to amounts in dispute which would be paid by Seller or for which Seller would be liable pursuant to this Article 8. Costs of such Tax Claims are to be borne by Seller unless the Tax Claim relates to taxable periods ending after the Closing Date, in which event such costs will be fairly apportioned. Buyer and Target shall cooperate with Seller in contesting any Tax Claim, which cooperation shall include the retention and, upon Seller's request, the provision of records and information which are reasonably relevant to such Tax Claim and making employees available on a mutually convenient basis to provide additional information or explanation of any material provided hereunder. Notwithstanding the foregoing, Seller shall neither consent nor agree (nor cause Target to consent or agree) to the settlement of any Tax Claim with respect to any liability for Taxes that may affect the liability for any Taxes of Target or any affiliated group (as defined in Section 1504(a) of the Code) of which Target is a member for any taxable period ending subsequent to the Closing Date without the prior written consent of Buyer. Buyer and Seller shall jointly control all proceedings taken in connection with any claims for Taxes relating solely to a Straddle Period of Target. In the event a taxing authority requests Target or Buyer to agree to an extension of the statute of limitations with respect to any Pre-Closing Tax Period, Buyer shall notify Seller within three (3) business days of such request. Whether such a request is made or not, neither Target nor Buyer will agree to an extension of the statute of limitations with respect to any Pre-Closing Tax Period without prior written consent of Seller.

          (d)     Filing  of  Tax Return.  (i) Seller shall prepare and file all
                  ----------------------
Tax Returns with the appropriate federal, state, local and foreign governmental agencies relating to Target for periods ending on or prior to the Closing Date and shall pay all Taxes due with respect to such Tax Returns. Buyer shall furnish to Seller all information and records reasonably requested by Seller for use in the preparation of any Tax Returns for periods ending on or prior to the Closing Date. Buyer shall prepare and file, or cause to be prepared and filed, all Straddle Tax Returns required to be filed by Target and shall cause Target to pay the Taxes shown to be due thereon, provided, however, that Seller shall promptly reimburse Buyer for the portion of such Tax that relates to a Pre-Closing Tax Period, except to the extent accrued on the final balance sheet. Seller will furnish to Buyer all information and records reasonably requested by Buyer for use in preparation of any Straddle Tax Returns. Buyer shall allow
Seller to review, comment upon and reasonably approve without undue delay any Straddle Tax Return at any time during the forty-five (45) day period immediately preceding the filing of such Tax Return. Buyer and Seller agree to cause Target to file all Tax Returns for any Straddle Period on the basis that the relevant taxable period ended as of the close of business on the Closing Date, unless the relevant tax authority will not accept a Tax Return filed on that basis. For purposes of this Agreement, "STRADDLE TAX RETURN" shall mean any Tax Return covering a taxable period commencing prior to the Closing Date and ending after the Closing Date.

               (ii) In the case of any Straddle Period, (a) real, personal and intangible property Taxes ("PROPERTY TAXES") of Target for the Pre-Closing Tax Period shall be equal to the amount of such Property Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of days during the Straddle Period that are in the Pre-Closing Tax Period and the denominator of which is the number of days in the Straddle Period; and (b) the Taxes of Target (other than Property Taxes) for the portion of the Straddle Period that constitutes a Pre-Closing Tax Period shall be computed as if such taxable period ended as of the close of business on the Closing Date. For purposes of this Agreement, "STRADDLE PERIOD" shall mean any taxable period that includes (but does not end on) the Closing Date.

               (iii) Seller will cause any tax sharing agreement or similar arrangement with respect to Taxes involving Target to be terminated effective as of the Closing Date to the extent any such agreement or arrangement relates to Target, and after the Closing Date Target shall not have any obligation under any such agreement or arrangement for any past, present or future period.

     8.3.     Retention of Books, Records, Tax Software and Reference Materials.
              -----------------------------------------------------------------
Seller shall retain all existing files relating to Taxes and all Tax Returns for Tax Periods which end on or before the Closing Date or which include the Closing Date. Buyer shall be entitled to a copy of all existing files relating to Taxes and all Tax Returns that are retained by Seller and which relate to the operations of Target or are necessary to file its Tax Returns after the Closing Date. If Buyer takes possession of any files from Seller, Buyer shall be responsible for the retention of such files. Computer software, library materials, casebooks, reference materials, or similar items related to Taxes and/or the preparation of Tax Return shall remain the property of Seller; however, Buyer may request that software and reference materials be duplicated for its use and at its expense (including payment of applicable royalty and license fees to third parties).

                                    ARTICLE 9

                                  MISCELLANEOUS
                                  -------------

     9.1     Waivers and Amendments.  This Agreement or any provision hereof may
             ----------------------
be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

     9.2     Governing Law.  This Agreement shall be governed in all respects by
             -------------
the laws of the State of Delaware without regard to conflicts of laws principles.

     9.3     Entire Agreement.  This Agreement and the other documents delivered
             ----------------
pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

     9.4     Notices,  etc.  All  notices  and  other communications required or
             -------------
permitted hereunder shall be in writing and shall be mailed by certified or registered mail, postage prepaid with return receipt requested, telecopy, or delivered by hand, messenger or overnight courier service, and shall be deemed given when received at the addresses of the parties set forth below, or at such other address furnished in writing to the other parties hereto.

     If to Buyer:             eLinear, Inc.
                              2901 West Sam Houston Parkway North
                              Suite E-300
                              Houston, Texas 77041
                              Attention: President
                              Fax: (713) 896-0510

     With a copy to:          Brewer & Pritchard PC
                              3 Riverway, 18th Floor
                              Houston, Texas 77080
                              Attention: Thomas Pritchard
                              Fax: (713) 659-7311

     If to the Seller:        RadioShack Corporation
                              100 Throckmorton Street, Suite 1800
                              Fort Worth, Texas 76102
                              Attention: Vice President -
                              Loss Prevention and Security
                              Fax: (817) 415-8159

     With a copy to:          RadioShack Corporation
                              100 Throckmorton Street, Suite 1700
                              Fort Worth, Texas 76102
                              Attention: Vice President - Law
                              Fax: (817) 415-6593

     The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon the second business day following deposit thereof in the United States mail. If notice is given by telecopy in accordance with the provisions of this Section, such notice shall be conclusively deemed given upon receipt by the sender of an affirmative transmission confirmation.

     9.5     Severability.  In  case  any  provision  of this Agreement shall be
             ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     9.6     Expenses.  Seller  and Buyer shall each bear their own expenses and
             --------
legal fees in connection with the consummation of this transaction.

     9.7     Titles  and  Subtitles.  The titles of the sections and subsections
             ----------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     9.8     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.9     Public  Announcements and Confidentiality.  Except as otherwise may
             -----------------------------------------
be required by law, each party agrees that the terms and conditions of this Agreement shall be treated as confidential, and that there will be no disclosure, public announcement, or similar publicity with respect to the existence or terms of this Agreement or the transactions contemplated thereby without the prior consent of both parties. In accordance with the foregoing, the parties acknowledge that Seller and Buyer may disclose this Agreement and any of its terms in connection with their respective obligations under the 1933 Act or the 1934 Act, and the rules and regulations promulgated thereunder.

     9.10     Assignment.  This  Agreement shall be binding upon and shall inure
              ----------
to the benefit of the parties hereto and their respective successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other party. Any such attempted assignment shall be null and void ab initio. Nothing in this Agreement, express or implied, is intended to confer to any party, other than the parties hereto and the respective permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement and no person who is not a party to this Agreement may rely on the terms hereof.

     9.11     Further  Assurances.  Each  party  hereto  will, from time to time
              -------------------
after the Closing Date, execute and deliver, and use commercially reasonable efforts to cause other persons to execute and deliver, any such further documents and instruments, and will do or use commercially reasonable efforts to cause to be done such other acts, as the other party may reasonably request more completely to consummate and make effective the transactions contemplated by this Agreement.

     9.12     No Other Representation.  Notwithstanding anything to the contrary
              -----------------------
contained in this Agreement, the parties acknowledge and agree that except for the representations and warranties made by Buyer in Article 4 and by Seller in
Article 5 and Article 6 hereof, that the parties have not made any other representations or warranties of any kind, including any representation or warranty with respect to any level of business, projections, forecasts or forward looking statements relating to Buyer or Seller, as the case may be, or any other information that may have been provided to Buyer or Seller in connection with the transactions contemplated hereby and neither party has relied upon any projections, forecasts or other information provided by the other party.

     9.13     Removal of Seller from Contract Guarantees.  The parties shall use
              ------------------------------------------
reasonable commercial efforts to seek the removal of Seller after Closing from the contractual guarantees by Seller of any obligation of Target listed on
Schedule  9.13  of  this  Agreement.
--------------

     9.14     WARN  Act.  Seller shall be responsible for any liability pursuant
              ---------
to the Worker Adjustment and Retraining Notification Act of 1988 (the "WARN Act") for any actions of Seller or Target prior to Closing. Buyer shall be responsible for any liability pursuant to the WARN Act for any actions of Buyer or Target after the Closing. The obligations of Seller and Buyer under this
Section 9.14 shall be without limitation as to time or amount and is in addition to and not subject to the limitations of Sections 7.5(a) and 7.5(b).

     9.15     Covenant  Not  to  Compete.   For a period of three (3) years from
              ---------------------------
and after the Closing Date, the Seller will not engage directly or indirectly in the installation, repair and servicing of commercial security alarm systems; provided, however, that nothing herein shall prohibit the sale of security merchandise by Seller pursuant to its business operations.

     9.16     Projects  in  Process.  Notwithstanding  anything  herein  to  the
              ---------------------
contrary, the parties acknowledge and agree that the projects of Target and Tandy Security Services set forth on Schedule 9.16 shall be retained by Seller
                                       -------------
(including all revenue and expenses associated with such projects), and Buyer shall provide the labor to finish such projects, and receive payment for such labor, in accordance with the terms of the Service Agreement.

                                    * * * * *

EXECUTED as of the date first above written.


                                   ELINEAR, INC.


                                   By:_______________________________________
                                   Name: Michael Lewis
                                   Title: President



                                   RADIOSHACK CORPORATION


                                   By:_______________________________________
                                   Name: Mark C. Hill
                                   Title: Senior Vice President -  Chief
                                          Administrative Officer, General
                                          Counsel and Secretary